SUBSCRIPTION AGREEMENT

INTERSTATE DATA USA, INC.

Private Offering of Units

Offering: 700,000 Units at $3.00 per Unit

Total Offering: $2,100,000

HOW TO SUBSCRIBE

Interstate Data USA, Inc., a Delaware corporation (the “Corporation”), is offering to certain accredited investors (the “Offering”) up to a maximum of 700,000 units (the “Units”), which consist of one share of 8% Series A convertible preferred stock, $0.001 par value per share (the “Series A Preferred Stock”), of the Company and one callable warrant (“Warrant”), the terms of which are described in the Corporation’s Confidential Private Placement Memorandum, as supplemented and amended (“Memorandum”). Any qualified subscriber who wishes to purchase Units of the Corporation should deliver the following items to the Corporation’s placement agent Newbridge Securities Corporation (the “Placement Agent”).

(1) one dated and executed copy of each of the (i) Subscription Agreement and Confidential Purchaser Questionnaire, attached hereto as Exhibit A, with all blanks properly completed, and the (ii) Registration Rights Agreement, attached hereto as Exhibit B; and

(2) a check payable or wire transfer to the order of “U.S. Bank National Association/Interstate Data USA, Inc.- Escrow Account” in the amount set forth on the undersigned’s signature page.

This Offering involves a high degree of risk. The Units are being offered only to “Accredited Investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). The Units should be purchased only by persons who can afford the risk of loss of their investment. See the “Memorandum.”

The Units, Series A Preferred Stock, Warrants and the Common Stock into which the Series A Preferred Stock is convertible and underlying the Warrants (collectively, the “Securities”) have not been registered with nor approved or disapproved by the Securities and Exchange Commission or any state securities regulatory authority and are being offered and sold in reliance on exemptions from the registration requirements of these laws. The Securities cannot be resold unless registered pursuant to or exempted from such registration requirements. Neither the Securities and Exchange Commission, nor any state authority has passed upon or endorsed the merits of this Offering or the accuracy or adequacy of this document and it is not intended that any of them will. Any representation to the contrary is a criminal offense. Investors must rely on their own examination of us and the merits and terms of this Offering in making an investment decision. This Offering is subject to withdrawal, cancellation or modification by us at any time and without notice. We reserve the right in our sole discretion to reject any subscription in whole or in part, notwithstanding tender of payment. See Section 5 of the Subscription Agreement.

There is no trading market for the Securities and we cannot assure you that a trading market will ever develop or be sustained if developed. We are not obligated to register the Securities purchased pursuant to this Offering or any portion thereof, or to take any other action to facilitate any proposed transfer of those Securities. Accordingly, the sale, transfer or other disposition of any of the Securities which are purchased pursuant to this Offering is substantially restricted by applicable federal and state securities laws. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.

Each offeree may, if he/she/it so desires, make inquiries of appropriate members of our management with respect to our business or any other matters set forth herein and may obtain any additional information which such person deems to be necessary in order to verify the accuracy of the information contained herein (to the extent that we possess such information or can acquire it without unreasonable effort or expense). In connection with such inquiry, any documents which any offeree wishes to review will be made available for inspection and copying.

THE SECURITIES BEING SUBSCRIBED FOR PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SECURITIES ARE SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (the "Agreement") between Interstate Data USA, Inc., a Delaware corporation (the "Corporation"), and the purchaser identified on the signature page hereto (the "Subscriber").

BACKGROUND

Subscriber desires to purchase, and the Corporation desires to sell, the Units of the Corporation (the "Units") set forth on the signature page, upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. SUBSCRIPTION FOR UNITS; PURCHASE PRICE.

(a) Subscriber hereby subscribes for and agrees to purchase the number of Units in the dollar amount specified on the signature page (the “Purchase Price”), pursuant to the terms and conditions described herein.

(b) Subscriber delivers a wire transfer or encloses herewith a check payable to the order of “U.S. Bank National Association/Interstate Data USA, Inc.- Escrow Account” in an amount equal to the Purchase Price.

(c) By executing the Agreement, the Subscriber acknowledges that the Subscriber has been informed of various matters relating to the Corporation, including but not limited to, the Risk Factors described in the Memorandum, and that the Subscriber is an accredited investor as such term is defined under Rule 501 of Regulation D under the Act.

2. REPRESENTATIONS AND WARRANTIES AS TO SUITABILITY STANDARDS.

Subscriber hereby represents and warrants that:

(a) Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of the prospective investment in the Corporation and of protecting his own interests in connection therewith;

(b) Subscriber is acquiring the Units for Subscriber's own account, not on behalf of other persons, and for investment and not with a view to resale or distribution;

(c) Subscriber can bear the economic risk of losing Subscriber's entire investment;

(d) Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to Subscriber's net worth, Subscriber's investment in the Units will not cause such overall commitment to become excessive, and the investment is suitable for Subscriber when viewed in light of Subscriber's other securities holdings and Subscriber's financial situation and needs;

(e) Subscriber has adequate means of providing for Subscriber's current needs and personal contingencies;

(f) Subscriber recognizes that the Corporation is a developmental stage enterprise and that any investment in the Corporation involves substantial risk, and Subscriber has evaluated and fully understands all risks in Subscriber's decision to purchase Units hereunder, including, without limitation, the risk factors contained in the Memorandum;

(g) Subscriber understands that the offer and sale of the Units have not been submitted to, reviewed by, nor have the merits of this investment been endorsed or approved by any state or federal agency, commission, authority or self regulatory organization;

(h) Subscriber understands the business in which the Corporation is engaged or proposes to engage;

(i) If Subscriber is an individual, Subscriber is at least 18 years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state or country indicated on the signature page hereof and Subscriber has no present intention of becoming a resident of any other state or jurisdiction;

(j) If Subscriber is not an individual, Subscriber is domiciled in the state or country indicated on the signature page hereof, has no present intention of becoming domiciled in any other state or jurisdiction and is an "Institutional Investor" as defined under the "blue sky" or securities laws or regulations of the state in which it is domiciled;

(k) Subscriber otherwise meets any special suitability standards applicable to Subscriber's state or country of residence or domicile;

(l) Subscriber is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D under the Act; and

(m) All of the written information pertaining to the Subscriber which the Subscriber has heretofore furnished to the Corporation, and all information pertaining to the Subscriber which is set forth in the Agreement is correct and complete as of the date hereof and, if there should be any material change in such information hereafter, the Subscriber shall promptly furnish such revised or corrected information to the Corporation. Subscriber otherwise meets any special suitability standards applicable to the Subscriber's state of residence.

3. TRANSFER RESTRICTIONS.

(a) Subscriber represents that he/she/it understands that the sale or transfer of the Securities are severely restricted and that:

(i) The Securities have not been registered under the Act or the laws of any other jurisdiction by reason of a specific exemption or exemptions from registration under the Act and applicable state securities laws, and that the Corporation's reliance on such exemptions is predicated on the accuracy and completeness of the Subscriber's representations, warranties, acknowledgments and agreements herein. The Securities cannot be sold or transferred by Subscriber unless subsequently registered under applicable law or an exemption from registration is available. Except as provided in the Registration Rights Agreement, the Corporation is not required to register the Securities or to make any exemption from registration available;

(ii) The right to sell or transfer any of the Securities will be restricted as described in the Agreement which include restrictions against sale or transfer in violation of applicable securities laws, the requirement that an opinion of counsel be furnished that any proposed sale or transfer will not violate such laws and other restrictions and requirements;

(iii)  The right to sell or transfer any of the Securities will be restricted as described in the Memorandum; and

(iv) There will be no public market for the Securities and Subscriber may not be able to sell the securities. Accordingly, the Subscriber must bear the economic risk of Subscriber's investment for an indefinite period of time.

(b) Subscriber agrees that he will not offer to sell, sell or transfer the Securities or any part thereof or interest therein without registration under the Act and applicable state securities laws or without providing to the Corporation an opinion of counsel acceptable to the Corporation that such offer, sale or transfer is exempt from registration under the Act and under applicable state securities laws or otherwise in violation of the Agreement.

(c) The Subscriber acknowledges that certificates representing any portion of the Securities, if issued by the Corporation, will bear the following legend:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The securities may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel for the Corporation that the proposed transaction will be exempt from such registration."

(d) Subscriber further acknowledges that the Corporation reserves the right to place a stop order against the certificate representing any portion of the Securities, if issued by the Corporation, and to refuse to effect any transfers thereof in the absence of an effective registration statement with respect to the securities or in the absence of an opinion of counsel to the Corporation that such transfer is exempt from registration under the Act and under applicable state securities laws.

4. SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES.

Subscriber represents and warrants that:

(a) Subscriber understands the Corporation's investment plan is as described in the Memorandum;

(b) Subscriber has been furnished with all additional documents and information which Subscriber has requested;

(c) Subscriber has had the opportunity to ask questions of and received answers from the Corporation concerning the Corporation and the Units and to obtain any additional information necessary to verify the accuracy of the information furnished;

(d) Subscriber has relied only on the Agreement and the Memorandum when making this subscription;

(e) The information furnished by the Corporation does not constitute investment, accounting, legal or tax advice and Subscriber is relying on professional advisers for such advice;

(f) All documents, records and books pertaining to Subscriber's investment have been made available for inspection by Subscriber and by Subscriber's attorney, and/or Subscriber's accountant and/or Subscriber's representative, and the relevant books and records of the Corporation will be available upon reasonable notice, for inspection by investors during reasonable business hours at the Corporation's principal place of business. The marketing documents provided by the Corporation to the Subscriber do not constitute a part of the Agreement and are only for informational purposes;

(g) Subscriber and Subscriber's advisors (which advisors do not include the Corporation or its principals, representatives or counsel) have such knowledge and experience in legal, financial and business matters as to be capable of evaluating the merits and risks of investing in the Corporation and of making an informed investment decision;

(h) Subscriber understands, acknowledges and agrees that the Corporation is relying solely upon the representations and warranties made herein in determining to sell Subscriber the Units;

(i) Except as otherwise specifically disclosed herein, the Subscriber has not paid or given any commission or other remuneration in connection with the purchase of the Units. The Subscriber has not received any public media advertisements and has not been solicited by any form of mass mailing solicitation; and

(j) The Subscriber understands the meaning and legal consequences of the foregoing representations and warranties. The Subscriber certifies that each of the foregoing representations and warranties is true and correct as of the date hereof and shall survive the execution hereof and the purchase of the Units.

5. SUBSCRIPTION IRREVOCABLE BY SUBSCRIBER BUT SUBJECT TO ACCEPTANCE OR REJECTION BY THE CORPORATION.

(a) The Agreement is not, and shall not be, revocable by Subscriber.

(b) The Corporation, in its sole discretion, has the right to terminate or withdraw the Offering at any time, to accept or reject subscriptions in other than the order in which they were received, to reject any subscription in whole or in part, to allot to Subscriber less than the number of Units subscribed for, and to return without interest the amount paid by Subscriber.

(c) The Subscriber understands and agrees that the Agreement is not binding upon the Corporation until the Corporation accepts it, which acceptance is at the sole discretion of the Corporation and is to be evidenced by the Corporation's completion, execution and delivery of the Agreement.

(d) In the event of rejection of this subscription in whole (but not in part), or in the event the sale of the Units subscribed for by the Subscriber is not consummated by the Corporation for any reason (in which event the Agreement shall be deemed to be rejected), the Agreement and any other agreement entered into between the Subscriber and the Corporation relating to this subscription shall thereafter have no force or effect and the Corporation shall promptly cause to be returned to the Subscriber the Purchase Price remitted by the Subscriber, without interest thereon or deduction therefrom. In the event that this subscription is accepted in part, the Corporation shall promptly cause to be returned to the Subscriber that portion of the Purchase Price remitted by the Subscriber which represents payment for the Units for which this subscription was not accepted, without interest thereon or deduction therefrom.

6. INDEMNIFICATION AND HOLD HARMLESS.

The Subscriber agrees that if the Subscriber breaches any agreement, representation or warranty the Subscriber has made in the Agreement, the Subscriber agrees to indemnify and hold harmless the Corporation, and each of its respective directors, officers, employees, shareholders, members, financial advisors, attorneys, accountants, agents, against any claim, liability, loss, damage or expense (including, without limitation, attorneys' fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Subscriber's breach.

7. MISCELLANEOUS.

(a) The Agreement states the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior oral and written communications and agreements, and all contemporaneous oral communications and agreements, with respect to the subject matter hereof.

(b) The Agreement, upon acceptance by the Corporation, shall bind, benefit, and be enforceable by and against each party hereto and its successors, assigns, heirs administrators and executors. The Agreement in not transferable or assignable by the Subscriber. The agreements, representations and warranties contained herein shall be deemed to be made by and be binding upon the Subscriber and such Subscriber's heirs, executors, administrators, other personal representatives, and their respective successors and permitted assigns.

(c) If any provision of the Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

(d) Article and section headings in the Agreement are for convenience of reference only, do not constitute a part of the Agreement, and shall not affect its interpretation.

(e) Words used in the Agreement shall be construed to be of such number and gender as the context requires or permits. Unless a particular context clearly provides otherwise, the words "hereof" and "hereunder" and similar references refer to the Agreement in its entirety and not to any specific Section or subsection.

(f) THE AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURTS LOCATED IN THE STATE OF TEXAS IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(g) Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address. Notices to the Corporation shall be addressed to Interstate Data USA, Inc., Attention: Randy Carpenter, 1900 West Loop South, #1850, Houston, TX 77027.

(h) The Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

[subscription agreement signature page to follow]

[subscription agreement signature page]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date set forth below.

Subscription: I hereby subscribe for, and  agree to purchase, __________ Units for a Purchase Price of $_________________________.

Print Name of Subscriber(s):

Signature:

Residence/Domicile:

Street Number and Street:

City/State/Zip Code:

Country:

Telephone Number:

Social Security/Taxpayer
Identification Number(s):

The Corporation hereby accepts the foregoing subscription for $________ for purchase of ___________ Units as of ______________________________________, 2007.

INTERSTATE DATA USA, INC.

Randy Carpenter, President